FIRST AMENDMENT TO 1997 TERM CREDIT AGREEMENT


         THIS FIRST AMENDMENT to 1997 TERM CREDIT AGREEMENT (the "First Amendment") is intended to amend the terms of the 1997 Term Credit Agreement (the "Agreement") dated as of February 26, 1997, among DATA TRANSMISSION NETWORK CORPORATION; FIRST NATIONAL BANK OF OMAHA; FIRST NATIONAL BANK, WAHOO, NEBRASKA; NBD BANK, N.A.; NORWEST BANK NEBRASKA, N.A.; THE SUMITOMO BANK, LIMITED; MERCANTILE BANK OF ST. LOUIS, N.A.; FIRST BANK, NATIONAL ASSOCIATION; BANK OF MONTREAL; and LASALLE NATIONAL BANK. All terms and conditions of the Agreement shall remain in full force and effect except as expressly amended herein. All capitalized terms herein shall have the meanings prescribed in the Agreement. The Agreement shall be amended as follows:

     The parties hereby acknowledge that, effective as of the date hereof:

     1.  Section 5.20 of the Agreement is amended to read as follows:

         5.20 Acquisitions. The Borrower shall not acquire any stock or any equity interest in, or warrants therefor or securities into the same, or a substantial portion of the assets of, another entity without the prior written consent of the Lenders; provided, however, that the Borrower shall be permitted to make on a cumulative basis from and after July 1, 1997 such acquisitions in an amount not to exceed Fifteen Million Dollars ($15,000,000) in the aggregate without the consent of the Lenders if such acquisitions are in or from entities which: (a) are in the business of electronically communicating time-sensitive information to subscribers;

              (b) have their principal place of business in the United States or Canada; and

              (c) have a positive operating cash flow, calculated in the same method as is used to calculate the Borrower's Operating Cash Flow for purposes of this Agreement; and

              the Borrower or any Subsidiary is not, and immediately after the making of such acquisition, will not be in default under any other covenant or provision of this Agreement (including, without limitation, the covenants and provisions pertaining to minimum net worth and limitations on indebtedness).

         This First Amendment shall not affect and there remain outstanding from the Borrower to the Banks, the existing Notes and the Related Bank Debt.

         This First Amendment may be executed in several counterparts and such counterparts together shall constitute one and the same instrument.

         Except as expressly agreed herein, all terms of the Agreement shall remain in full force and effect.

         IN WITNESS WHEREOF, the undersigned have executed this FIRST AMENDMENT TO 1997 TERM CREDIT AGREEMENT dated as of February 1, 1998.


                                      DATA TRANSMISSION NETWORK CORPORATION



                                      By/s/ Brian L. Larson
                                        ---------------------------------
                                        Title: Vice President, CFO and Secretary




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                                      FIRST NATIONAL BANK OF OMAHA



                                      By /s/ James P. Bonham
                                         ----------------------------------
                                        Title: Vice President






NOTICE: A credit agreement must be in writing to be enforceable under Nebraska law. To protect you and us from any misunderstandings or disappointments, any contract, promise, undertaking, or offer to forebear repayment of money or to make any other financial accommodation in connection with this loan of money or grant or extension of credit, or any amendment of, cancellation of, waiver of, or substitution for any or all of the terms or provisions of any instrument or document executed in connection with this loan of money or grant or extension of credit, must be in writing to be effective.

                                      INITIALED:


                                      Borrower


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


                                      THE SUMITOMO BANK, LIMITED


                                      By /s/ Michael F. Murphy
                                        Title:Vice President and Manager


                                      By/s/ Teresa A. Lekich
                                        Title:Vice President







NOTICE: A credit agreement must be in writing to be enforceable under Nebraska law. To protect you and us from any misunderstandings or disappointments, any contract, promise, undertaking, or offer to forebear repayment of money or to make any other financial accommodation in connection with this loan of money or grant or extension of credit, or any amendment of, cancellation of, waiver of, or substitution for any or all of the terms or provisions of any instrument or document executed in connection with this loan of money or grant or extension of credit, must be in writing to be effective.

                                      INITIALED:


                                      Borrower


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


                                      FIRST NATIONAL BANK, WAHOO,
                                      NEBRASKA



                                      By/s/ Elizabeth Rezac
                                        Title:Second Vice President





NOTICE: A credit agreement must be in writing to be enforceable under Nebraska law. To protect you and us from any misunderstandings or disappointments, any contract, promise, undertaking, or offer to forebear repayment of money or to make any other financial accommodation in connection with this loan of money or grant or extension of credit, or any amendment of, cancellation of, waiver of, or substitution for any or all of the terms or provisions of any instrument or document executed in connection with this loan of money or grant or extension of credit, must be in writing to be effective.

                                      INITIALED:


                                      Borrower


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


                                      NBD BANK


                                      By /s/ Nathan L. Bloch
                                        Title:First Vice President






NOTICE: A credit agreement must be in writing to be enforceable under Nebraska law. To protect you and us from any misunderstandings or disappointments, any contract, promise, undertaking, or offer to forebear repayment of money or to make any other financial accommodation in connection with this loan of money or grant or extension of credit, or any amendment of, cancellation of, waiver of, or substitution for any or all of the terms or provisions of any instrument or document executed in connection with this loan of money or grant or extension of credit, must be in writing to be effective.

                                      INITIALED:


                                      Borrower


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





                                      NORWEST BANK NEBRASKA, N.A.




                                      By /s/ Kevin Munro
                                        Title:Vice President






NOTICE: A credit agreement must be in writing to be enforceable under Nebraska law. To protect you and us from any misunderstandings or disappointments, any contract, promise, undertaking, or offer to forebear repayment of money or to make any other financial accommodation in connection with this loan of money or grant or extension of credit, or any amendment of, cancellation of, waiver of, or substitution for any or all of the terms or provisions of any instrument or document executed in connection with this loan of money or grant or extension of credit, must be in writing to be effective.

                                      INITIALED:


                                      Borrower


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





                                      LASALLE NATIONAL BANK, a national
                                      banking association




                                      By/s/ Tom Harmon
                                        Title:Assistant Vice President




NOTICE: A credit agreement must be in writing to be enforceable under Nebraska law. To protect you and us from any misunderstandings or disappointments, any contract, promise, undertaking, or offer to forebear repayment of money or to make any other financial accommodation in connection with this loan of money or grant or extension of credit, or any amendment of, cancellation of, waiver of, or substitution for any or all of the terms or provisions of any instrument or document executed in connection with this loan of money or grant or extension of credit, must be in writing to be effective.

                                      INITIALED:


                                      Borrower


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






                                      MERCANTILE BANK OF
                                      ST. LOUIS, N.A.


                                      By/s/ Joseph L. Sooter, Jr.
                                        Title:Vice President





NOTICE: A credit agreement must be in writing to be enforceable under Nebraska law. To protect you and us from any misunderstandings or disappointments, any contract, promise, undertaking, or offer to forebear repayment of money or to make any other financial accommodation in connection with this loan of money or grant or extension of credit, or any amendment of, cancellation of, waiver of, or substitution for any or all of the terms or provisions of any instrument or document executed in connection with this loan of money or grant or extension of credit, must be in writing to be effective.

                                      INITIALED:


                                      Borrower



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





                                      FIRST BANK, NATIONAL ASSOCIATION


                                      By /s/Beth Morgan
                                        Title:Vice President




NOTICE: A credit agreement must be in writing to be enforceable under Nebraska law. To protect you and us from any misunderstandings or disappointments, any contract, promise, undertaking, or offer to forebear repayment of money or to make any other financial accommodation in connection with this loan of money or grant or extension of credit, or any amendment of, cancellation of, waiver of, or substitution for any or all of the terms or provisions of any instrument or document executed in connection with this loan of money or grant or extension of credit, must be in writing to be effective.

                                      INITIALED:


                                      Borrower



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




                                      BANK OF MONTREAL,
                                      Chicago Branch




                                      By_________________________________
                                        Title:





NOTICE: A credit agreement must be in writing to be enforceable under Nebraska law. To protect you and us from any misunderstandings or disappointments, any contract, promise, undertaking, or offer to forebear repayment of money or to make any other financial accommodation in connection with this loan of money or grant or extension of credit, or any amendment of, cancellation of, waiver of, or substitution for any or all of the terms or provisions of any instrument or document executed in connection with this loan of money or grant or extension of credit, must be in writing to be effective.

                                      INITIALED:


                                      Borrower



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